SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 3, 2005

FiberMark, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-12865	82-0429330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

161 Wellington Road
P.O. Box 498
Brattleboro, Vermont 05302
(802) 257-0365

Item 8.01. Other Events and Regulation FD Disclosure

On June 2, the U.S. Bankruptcy Court for the District of Vermont filed a court order (Exhibit 2.1) responsive to a motion filed by Harvey R. Miller, Examiner (Exhibit 2.2). The order granted the examiner’s motion to amend and adjusted the chapter 11 timetable accordingly. These exhibits shall be deemed “filed” for purposes of Section 18 of the securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

Exhibit 2.1 Motion of Harvey R. Miller, Examiner, to Amend the Examiner Appointment Order to Extend the Report Date and Increase the Compensation Limitation, Dated May 27, 2005

Exhibit 2.2  Order Granting Examiner's Motion to Amend, Adjourning Status Conference and Amending Plan Procedures, Dated June 2, 2005

Exhibit 99.1 Press Release Dated June 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FiberMark

Date: June 3, 2005	By:	/s/ John E. Hanley
John E. Hanley
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1*	Motion of Harvey R. Miller, Examiner, to Amend the Examiner Appointment Order to Extend the Report Date and Increase the Compensation Limitation, Dated May 27, 2005
Exhibit 2.2*	Order Granting Examiner's Motion to Amend, Adjourning Status Conference and Amending Plan Procedures, Dated June 2, 2005
Exhibit 99.1* * Filed herewith	Press Release, Dated June 3, 2005

Exhibit 2.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF VERMONT

In re:

)
)
FiberMark, Inc.,	)	Case No. 04-10463
FiberMark North America, Inc., and	)	Chapter 11
FiberMark International Holdings LLC	)	Jointly Administered

MOTION OF HARVEY R. MILLER, AS EXAMINER, TO AMEND THE ORDER DIRECTING THE APPOINTMENT OF AN EXAMINER, ETC. DATED APRIL 19, 2005, TO (a) EXTEND THE INVESTIGATION PERIOD AND REPORT DATE AND (b) INCREASE THE COMPENSATION LIMITATION

TO THE HONORABLE COLLEEN A. BROWN, UNITED STATES BANKRUPTCY JUDGE:

     The motion of Harvey R. Miller, as the examiner appointed in these chapter 11 cases (the “Examiner”), to amend the order directing the appointment of an Examiner, etc., dated April 19, 2005 to (a) extend the investigation period and report date, and (b) increase the compensation limitation (the “Motion”) respectfully represents:

Background
1.  On March 30, 2004, FiberMark, Inc., FiberMark North America, Inc., and FiberMark International Holdings LLC (collectively, the “Debtors”) each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The Debtors continue to operate their business and manage their affairs as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

2. On April 19, 2005, the Court entered an Order Directing the Appointment of an Examiner and Specifying Examiner’s Duties Pursuant to § 1104(c) and § 1106(b) of the Bankruptcy Code (the “Examiner Order”) (Docket No. 1422). The Examiner Order provides, among other things, that an examiner shall be appointed to investigate:

·
the transfer of the Debtors’ executives’ claims, including but not limited to, the claims of Alex Kwader, and other persons who were employees of the Debtors at the time of the transfer of their claim(s), to Silver Point Capital, L.P. (“Silver Point”), the nature and extent of the disclosure of those transfers and whether breach(es) of fiduciary duties to the estate resulted;

·	the transfer of the claim of former committee member Solution Dispersions, Inc. to Silver Point;
·
the quality of the “screen wall” Silver Point, and the other members of the Creditors’ Committee, established in accordance with this Court’s Order Approving Specific Information Blocking Procedures and Permitting Trading in Securities of the Debtors Upon Establishment of a Screen Wall (doc. # 684) (the “Trading Order”), whether it was breached, and whether the Trading Order was violated;

·	the dispute among Committee members regarding corporate governance issues and whether any Committee member breached its fiduciary duty to act in the best interest of all creditors; and
·	any other matter the Examiner deems necessary and relevant to the complete and full investigation of the four enumerated areas included herein.

Docket No. 1422.

      3. On April 22, 2005, the United States Trustee for the District of Vermont (the “U.S. Trustee”) filed an Application for Order Approving the United States Trustee's Appointment of an Examiner and Verified Statement of Harvey R. Miller pursuant to F.R.B.P. 2007-1 (Docket No. 1425) and the Court entered an Order Approving Appointment of Examiner (Docket No. 1427).

4. The Examiner Order, as supplemented on May 13, 2005, provides that the investigation period will consist of 45 days and that I file my report, inclusive of recommendations, under seal with copies to certain specified parties by June 8, 2005 (the “Investigation Period”). The Examiner Order also provides that my compensation as Examiner, including the compensation of professionals engaged by me, shall be limited to $200,000 (the “Compensation Limitation”), subject to modification for good cause shown. At the time of the entry of the Examiner Order, the full extent of the services to be performed and the time necessary to conduct the investigation and report on the areas identified for investigation was unknown. The immediate commencement of the investigation by me and my attorneys has revealed that in order to complete the investigation and file the requisite report, the Order of April 19, 2005 should be amended to extend the Investigation Period and increase the Compensation Limitation as hereinafter set forth.

5. This Court has jurisdiction to consider this matter pursuant to 28 U.S.C. §§157 and 1334. This is a core proceeding pursuant to 28 U.S.C. § 157(b). Venue is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409.

Good Cause Exists To Extend The Investigation Period and Increase The Compensation Limitation

      6. Since my appointment and the engagement of Weil, Gotshal & Manges LLP (“WGM”), we have worked diligently in the effort to pursue the investigation contemplated by the Examiner Order. The investigation has required significant discovery of documents, etc. from the various parties, as well as interviews and examinations under Bankruptcy Rule 2004. The discovery process has been very time consuming and to some extent hindered by, inter alia (i) discovery disputes with the Official Committee of Unsecured Creditors appointed in these chapter 11 cases (the “Creditors’ Committee”) and certain members thereof, (ii) the large quantity of documents produced, and (iii) the number of interviews/examinations that are required. In addition, the investigation as to the dispute among Committee members and the Debtors concerning corporate governance issues and fiduciary duties is more complicated and extends over a greater period of time than that which may have been originally anticipated.

7. On April 27, 2005, I made requests for document production upon numerous parties who were directed by the Examiner Order to cooperate fully with me, including the Creditors’ Committee and the members of that Committee. Unfortunately, certain of the Committee members, AIG Global Investment Group, Inc. (“AIG”), Post Advisory Group, LLC (“Post”) and the attorneys for the Creditors’ Committee, Akin Gump Strauss Hauer & Feld LLP (“Akin”), declined to produce documents in accordance with my request and the Examiner Order. Other parties, including the Debtors, Wilmington Trust Company (“Wilmington”) and Silver Point Capital, L.P. (“Silver Point”) agreed to waive any privileges, rules, etc. and readily began to produce documents and volunteered to appear for interviews and examinations. Nonetheless, the controversy with AIG, Post and Akin resulted in delay in the production of necessary documents and was further exacerbated by Akin’s request on May 10, 2005 for an emergency conference with the Court to challenge my discovery request.

8. After a telephonic emergency hearing held May 10, 2005 to consider Akin’s Motion, on May 13, 2005 the Court entered the Amended Order Supplementing Order Directing The Appointment of an Examiner, etc. Dated April 19, 2005 (the “Supplemental Order”), that provided inter alia:

[t]he Committee, each Committee member, Akin Gump, as attorneys for the Committee, and all other parties from whom the Examiner has requested, subpoenaed or will request production of documents, emails, correspondence, etc. (the “Documents”) shall promptly produce the Documents requested consistent with Rule 2004 of the Federal Rules of Bankruptcy Procedure. Such production of Documents to the Examiner shall not be deemed to constitute a waiver of any privilege, doctrine, right, or immunity pertaining to such Documents (collectively, the “Privileges”) with respect to any third party.

Docket No. 1470.

9. Essentially, it was only as a result of the Supplemental Order that AIG, Post and Akin began to produce the documents that had been requested on April 27, 2005. Prior thereto, on May 5, 2005, Akin had made available a few disks containing mostly publicly available documents. It was not until after the entry of the Supplemental Order that document production by these persons began in earnest and then only on a rolling basis. As a result, significant document production by such persons did not occur until after 24 days into the 45 day Investigation Period contemplated by the Examiner Order.

10. As of this date, WGM and I are continuing on a daily basis to receive additional documents from Akin. Literally more than 300,000 pages of documents have been produced by the various parties. Because of the rolling basis of the production, the ability to organize those documents and to review each of those documents has been difficult and very time consuming. Nonetheless, I with the assistance of my attorneys, began interviews and examinations of various parties. These interviews and examinations, and the review of the documents received to date, including in some instances drafts of complex corporate governance documents, delayed the review of the corporate governance issues and the necessary analysis to enable me to complete my investigation. As of this date, my attorneys and I have conducted a total of 15 interviews and Bankruptcy Rule 2004 examinations (together, the “Examinations”). Because of the nature of the issues and the positions asserted by certain witnesses, some of the Examinations have extended over five or more hours. Unfortunately, other Examinations have been deferred because of attempts to accommodate the convenience of the particular parties. As a result, a number of important Examinations have been scheduled to occur during the early part of June.

11. In the perspective of the above, it is patent that I will not be able to complete the investigation within the 45 day period specified in the Examiner Order. To properly unravel the intercreditor disputes that have permeated these chapter 11 cases since the fall of 2004 and to file an objective and comprehensive report, it is essential that the Investigation Period be extended. I am fully aware of the need for expedition and the urgency of resolving the disputes that have prevented these Debtors from emerging from the reorganization process of chapter 11. However, it is important that my report be comprehensive and that I am able to submit recommendations that may enhance the ability to successfully conclude these chapter 11 cases.

12. Complementing the need to extend the investigation period is the concomitant need to increase the Compensation Limitation. I have directly coordinated my activities with the WGM team assigned to this investigation. In the interest of
.  economy, I did request that the personnel assigned by WGM be limited to one partner and wherever possible, to junior associates. In large measure, that staffing has been accomplished. It is effective and economical. Nonetheless, the time expended has been very substantial. As of May 15, 2005, I am informed that the recorded time charges by WGM have exceeded $197,893, represented by a total of 514.4 hours expended. I have expended over 81 hours in pursuing the investigation. At my billing rate when I left WGM 2 ½ years ago ($800/hour), my time would total $65,000.

13. To properly discharge my responsibilities, it is necessary to extend the Investigation Period through June 30, 2005 and the report date to July 6, 2005 at 4:00 p.m. EDT. In terms of the Compensation Limitation, it is appropriate to increase the Compensation Limitation to a maximum of $650,000. Every effort will be made to complete the investigation and the filing of the report at a cost less than the requested increased Compensation Limitation. I have no desire or intent to request any further extension of the Investigation Period or to increase the Compensation Limitation.

14. I have spoken with the U.S. Trustee and the U.S. Trustee supports the relief requested in the Motion.

Notice

15. Notice of this Motion will be provided, pursuant to the Order Shortening Time Period For Notice of Motion of Harvey R. Miller, as Examiner, to Amend the Order Directing the Appointment of an Examiner, Etc., Dated April 19, 2005 to (a) Extend the Investigation Period and Report Date, and (b) Increase the Compensation Limitation, to (i) Debtors’ attorneys, (ii) the U.S. Trustee, (iii) attorneys for to the Creditors’ Committee, (iv) individual members of the Creditors’ Committee, (v) attorneys for the individual members of the Creditors’ Committee, and (vi) the other parties in interest named on the official service list maintained in these cases. No other or further notice need be given.

Waiver of Memorandum of Law

16. This Motion does not raise any novel issues of law. Accordingly, I respectfully request that the Court waive the requirement contained in Rule 9013-2 of the Local Bankruptcy Rules for the District of Vermont that I file a separate memo randum of law in support of the Motion.

17. No previous motion for the relief sought herein has been made to this or any other court.

WHEREFORE I respectfully request entry of an order granting the relief requested and such other or further relief as is just.
Dated: May 27, 2005 New York, New York

By:	/s/ Harvey R. Miller
Harvey R. Miller, as Examiner
Greenhill & Co., LLC 300 Park Avenue New York, NY 10022 Telephone (212) 389-1580 Facsimilie (212) 389-1780

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Telephone (212) 310-8000
Facsimile (212) 310-8007

Exhibit 2.2

Formatted for Electronic Distribution Not for Publication

UNITED STATES BANKRUPTCY COURT DISTRICT OF VERMONT

In re:
FIBERMARK, INC.,
FIBERMARK NORTH AMERICA, INC., and Chapter 11 Case
FIBERMARK INTERNATIONAL HOLDINGS, INC., # 04-10463

Debtors. Jointly Administered

ORDER
GRANTING EXAMINER’S MOTION TO AMEND, ADJOURNING STATUS CONFERENCE AND AMENDING PLAN PROCEDURES

WHEREAS on May 27, 2005, Harvey R. Miller, in his capacity as the Chapter 11 Examiner in the above-referenced cases (the “Examiner”), filed a Motion to Amend the Order Directing the Appointment of an Examiner, etc. dated April 19, 2005, to (a) Extend the Investigation Period and Report date and (b) Increase the Compensation Limitation (doc. # 1497) (the “Motion to Amend”);

WHEREAS the Examiner also requested a shortened notice period for the Motion to Amend (doc. # 1496) which was granted by the Court (doc. # 1498);

WHEREAS the Court held a telephonic hearing on the Motion to Amend on June 2, 2005, at 2:00 P.M.;

UPON CONSIDERATION of the Motion to Amend, the responses thereto, and the arguments of the

Parties during the hearing on the Motion to Amend, the Court HEREBY ORDERS as follows:

1. The Motion to Amend is GRANTED.
2. The timeline contained within the Court’s Order of April 19, 2005 (doc. # 1422) is hereby amended to extend the Examiner’s deadlines as follows:
a. The Examiner shall complete his investigation by June 30, 2005.
b. The Examiner shall file his report by 4:00 P.M. July 6, 2005.
      3. The Section 105(d) Status Conference and hearing on the Examiner’s report currently scheduled for 11:00 A.M. on June 15, 2005 is ADJOURNED. The Section 105(d) Status Conference and hearing on the Examiner’s report is rescheduled to July 12, 2005 at 2:00 P.M. at the United States Bankruptcy Court, Opera House, 67 Merchants Row, Rutland, VT. The Court will address any issues that may have arisen with respect to any proposed disclosure statements and plans of reorganization.

4. The moratorium for filing proposed Plans as set forth in the Order Establishing Plan Procedures (doc. # 1421) is hereby extended through June 15, 2005.

5. All parties in interest who wish to file proposed disclosure statements and plans of reorganization must do so no later than 4:00 P.M. on August 8, 2005.

6. The Court will determine, on an ongoing basis, when and how any of the proposed disclosure statements and plans of reorganization should be noticed to creditors and parties in interest, and in what sequence.

SO ORDERED.

June 2, 2005 Colleen A. Brown Burlington, Vermont United States Bankruptcy Judge

Exhibit 99.1

                                 FOR IMMEDIATE RELEASE  Contact:  Janice C. Warren
                                  Director of Investor Relations and Corporate Communications
                                  802 257 5981

FiberMark Reports Revised Timing for Chapter 11 Process

BRATTLEBORO, VERMONT, June 3, 2005—FiberMark, Inc., (OTCBB: FMKIQ) today announced that the U.S. Bankruptcy Court, District of Vermont, following a request by the independent examiner in FiberMark’s chapter 11 case, has extended the examination period until June 30, 2005, established a report filing deadline of July 6, 2005 and scheduled a report review hearing for July 12, 2005. The Court also granted FiberMark’s request that the extension not affect the timetable for the company’s filing of a plan of reorganization, agreeing to lift the moratorium on the filing of nonconsensual plans as of June 15. The company intends to file a new plan of reorganization as soon as possible. The deadline for any plan of reorganization filing remains August 8, 2005.

In his motion to request the extension, the examiner indicated that his “investigation as to the dispute among Committee members and the Debtors concerning corporate governance issues and fiduciary duties is more complicated and extends over a greater period of time than that which may have been originally anticipated.”

FiberMark, headquartered in Brattleboro, Vt., is a leading producer of specialty fiber-based materials meeting industrial and consumer needs worldwide, operating 11 facilities in the eastern United States and Europe. Products include filter media for transportation and vacuum cleaner bags; base materials for specialty tapes, electrical and graphic arts applications; wallpaper, building materials and sandpaper; and cover/decorative materials for office and school supplies, publishing, printing and premium packaging.

This document contains forward-looking statements. Actual results may differ depending on the economy and other risk factors discussed in the company's Form 10-K/A as filed with the SEC on May 4, 2005, which is accessible on the company's Web site at www.fibermark.com.